                                                                 EXHIBIT 10.1.10

                                 AMENDMENT NO. 1
                                       TO
                                 LOAN AGREEMENT
                             DATED OCTOBER 1ST, 2003

                                     BETWEEN
                        ORMAT TECHNOLOGOES, INC. ("OTI")

                                       AND
                          ORMAT INDUSTRIES LTD. ("OIL")

WHEREAS Since the date of the Loan Agreement Lender has made additional advances under the agreement the Parties have agreed to amend the Loan Agreement effective as of June 30, 2004 as follows:

1. Schedule A is hereby replaced by Schedule A1 attached hereby.

2. Schedule B is hereby replaced by Schedule B1 attahced hereby.

Other than the above, the original agreement remains in full force and effect.

IN WITNESS THEREOF, the Parties hereto have signed this Amendment on September
20, 2004.

ORMAT TECHNOLOGIES, INC.

By: /s/ Connie Stechman
    --------------------------
Its: Vice President
     -------------------------

ORMAT INDUSTRIES LTD.

By: /s/ Illegible
    --------------------------
Its: President
     -------------------------

                                       1

                                  SCHEDULE A1

                      Advances to Ormat Technologies, Inc.

                          By Ormat Industries Ltd. on:

                         DATE                LOAN AMOUNT
                      08.04.2003               12,000,000
                      16.4.2003                15,000,000
                      02.10.2003                5,000,000
                      30.11.2003               51,000,000
                      31.12.2003               43,339,468
                      23.01.2004                6,000,000
                      11.2.2004                10,847,532
                      TOTAL                   143,187,000

                                       2

                                  SCHEDULE B1

-----------------------------------------------------------------------------------
     Date       Aggregate Amount     Advance # 1     Advance # 2      Advance # 3
-----------------------------------------------------------------------------------

  2/28/05              7,000,000       2,400,000       3,000,000        1,000,000
-----------------------------------------------------------------------------------
 12/31/05             15,046,750
-----------------------------------------------------------------------------------
  2/28/06              7,000,000       2,400,000       3,000,000        1,000,000
-----------------------------------------------------------------------------------
   6/5/06              9,600,000
-----------------------------------------------------------------------------------
 12/31/06             15,046,750
-----------------------------------------------------------------------------------
  2/28/07              7,000,000       2,400,000       3,000,000        1,000,000
-----------------------------------------------------------------------------------
   6/5/07              9,600,000
-----------------------------------------------------------------------------------
 12/31/07             15,046,750
-----------------------------------------------------------------------------------
  2/28/08              7,000,000       2,400,000       3,000,000        1,000,000
-----------------------------------------------------------------------------------
   6/5/08              9,600,000
-----------------------------------------------------------------------------------
 12/31/08             15,046,750
-----------------------------------------------------------------------------------
  2/28/09              7,000,000       2,400,000       3,000,000        1,000,000
-----------------------------------------------------------------------------------
   6/5/09              9,600,000
-----------------------------------------------------------------------------------
   6/5/10              9,600,000
-----------------------------------------------------------------------------------
                     143,187,000      12,000,000      15,000,000        5,000,000
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
     Date       Advance # 4     Advance # 5     Advance # 6     Advance # 7
-----------------------------------------------------------------------------------

  2/28/05           600,000
-----------------------------------------------------------------------------------
 12/31/05                        10,834,867       1,500,000       2,711,883
-----------------------------------------------------------------------------------
  2/28/06           600,000
-----------------------------------------------------------------------------------
   6/5/06         9,600,000
-----------------------------------------------------------------------------------
 12/31/06                        10,834,867       1,500,000       2,711,883
-----------------------------------------------------------------------------------
  2/28/07           600,000
-----------------------------------------------------------------------------------
   6/5/07         9,600,000
-----------------------------------------------------------------------------------
 12/31/07                        10,834,867       1,500,000       2,711,883
-----------------------------------------------------------------------------------
  2/28/08           600,000
-----------------------------------------------------------------------------------
   6/5/08         9,600,000
-----------------------------------------------------------------------------------
 12/31/08                        10,834,867       1,500,000       2,711,883
-----------------------------------------------------------------------------------
  2/28/09           600,000
-----------------------------------------------------------------------------------
   6/5/09         9,600,000
-----------------------------------------------------------------------------------
   6/5/10         9,600,000
-----------------------------------------------------------------------------------
                 51,000,000      43,339,468       6,000,000      10,847,532
-----------------------------------------------------------------------------------

                                       3